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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 1999

                     R&B FALCON CORPORATION
     (Exact name of registrant as specified in its charter)

   Delaware                   1-13729              76-0544217
(State or other             (Commission          (I.R.S. Employer
jurisdiction of             File Number)       Identification No.)
incorporation)

             901 Threadneedle, Houston, TX   77079
     (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code  (281)  496-5000

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Item 5. Other Events

On April 15, 1999, BP Amoco canceled its drilling contract with the Company for the Company's drillship Peregrine VII. As the Company had previously announced, the delivery of this drillship has extended beyond the contract commencement date, which gave BP Amoco this cancellation right. In January, the Company bid the Peregrine VII for work with Petrobras pursuant to bid tenders solicited by Petrobras. The Company was announced as the low bidder on this tender, but no contract award has been made. In discussions with Petrobras concerning possible drilling contracts for the Peregrine VII and the Deepwater Frontier, Petrobras has indicated that it may seek to cancel the contract for the Falcon 100 based upon Petrobras' interpretation of the cancellation provisions of this contract. The Company does not believe that Petrobras has the right to cancel the contract for the Falcon 100 if refurbishment of the rig is completed as currently projected, estimated to be mid May, 1999.


                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                R&B FALCON CORPORATION


                                By /s/ L. E. Moss
                                   --------------------
                                   Leighton E. Moss
                                   Senior Vice President

Dated: April 21, 1999